                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2006

                              UNION DRILLING, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                       000-51630                16-1537048
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

          UNION DRILLING, INC.
   4055 INTERNATIONAL PLAZA, SUITE 610
            FORT WORTH, TEXAS                                       76109
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (817) 735-8793
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 27, 2006, pursuant to an option agreement between Union Drilling, Inc., a Delaware corporation ("Union"), and National Oilwell Varco, L.P. ("NOV"),
dated December 8, 2005, Union exercised its option to purchase three 1,500 horsepower SRC IDEAL(TM) Rigs (the "Rigs") from NOV for an aggregate purchase price of $25.2 million and entered into a Purchase and Sale Agreement with NOV.
Union had previously paid $1 million for the option to purchase the Rigs, which will be applied against the purchase price of the Rigs.

The three Rigs are scheduled for delivery in October, November, and December of
2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.   Description
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10.1          Option Agreement, dated December 8, 2005, between Union and
              National Oilwell Varco, L.P., relating to the sale and purchase of three drilling rigs (incorporated by reference to Exhibit 10.2 of
              Union's Current Report on Form 8-K, filed with the Securities and
              Exchange Commission on December 13, 2005)

10.2          Purchase and Sale Agreement, dated April 27, 2006, between
              National Oilwell Varco, L.P. and Union Drilling Inc. providing for the sale and purchase of three drilling rigs.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNION DRILLING, INC.

Date: April 27, 2006                    By: /s/ Christopher D. Strong
                                            ------------------------------------
                                            Christopher D. Strong
                                            President and Chief Executive
                                            Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
10.1          Option Agreement, dated December 8, 2005, between Union and
              National Oilwell Varco, L.P., relating to the sale and purchase of three drilling rigs (incorporated by reference to Exhibit 10.2 of
              Union's Current Report on Form 8-K, filed with the Securities and
              Exchange Commission on December 13, 2005)

10.2          Purchase and Sale Agreement, dated April 27, 2006, between
              National Oilwell Varco, L.P. and Union Drilling Inc. providing for the sale and purchase of three drilling rigs.

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